Exhibit 99.1

Investor Presentation As of June 30, 2015

2 » Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through June 30, 2015, over $11.8 billion in contracts purchased from automobile dealers » From 2002 – 2011, four mergers and acquisitions aggregating $822.3 million » Irvine, California operating headquarters; Branches in Nevada, Illinois, Virginia and Florida » Approximately 900 employees » $944.9 million contract purchases in 2014; $503.8 million in first half of 2015 » $1.8 billion outstanding managed portfolio at June 30, 2015

3 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Total Managed Portfolio ($ in mm) $5.00 $7.00 $9.00 $11.00 $13.00 $15.00 Pretax Income ($ in mm ) $30 $80 $130 $180 $230 $280 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% 2.0% 3.0% 4.0% Return on Managed Assets (1)

4 CPS Systems Proprietary Applications Credit Decisioning AOA / DOA Underwriting Servicing and Collections System Auto Dialer –Workflow Management Receivables Accounting System Credit Application Servicing Activities –Five Branch Locations Decline or Approval / Pricing Credit Bureaus Underwriting Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

5 » Lower funding costs and improvements in operating leverage offsetting lower contract APRs resulting in steady returns on managed portfolio. (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. June 30, 2015 June 30, 2014 June 30, 2015 June 30, 2014 Interest Income 19.0% 20.3% 19.2% 20.4% Servicing and Other Income 0.8% 1.0% 0.8% 1.0% Interest Expense (3.1%) (3.6%) (3.1%) (3.9%) Net Interest Margin 16.7% 17.8% 16.9% 17.5% Provision for Credit Losses (8.0%) (7.6%) (7.9%) (7.6%) Core Operating Expenses (5.3%) (6.5%) (5.6%) (6.2%) Pretax Return on Assets 3.4% 3.7% 3.4% 3.7% Quarter Ended Six Months Ended

U.S. Auto Finance Market $1 trillion in auto loans outstanding as of Q2 2015 (2) Approximately 39% is below “prime” (credit score less than 660) (1) Approximately $140 billion in new subprime auto loans in 2014 (2) Historically fragmented market – top 20 players represent 47% of outstandings (1) Few dominant long - term players Significant barriers to entry Other National Industry Players Santander Consumer USA GM Financial/AmeriCredit Capital One Chase Custom Wells Fargo Westlake Financial Credit Acceptance Corp. Exeter Finance Corp. 6 (1) According to Experian Automotive. (2) According to Equifax

» Purchasing contracts from dealers in 48 states across the U.S. » As of June 30, 2015 had 121 employee marketing representatives » Primarily factory franchised dealers 7 (1) Under the CPS programs for contracts purchased during first six months of 2015. 69% 31% Contract Purchases (1) Factory Franchised Independents

$284 $691 $1,019 $1,283 $297 $9 $113 $552 $764 $945 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions) $504 8 » Since inception through June 30, 2015 the Company has purchased over $11.8 billion in contracts » New contract purchases have ramped up significantly since financial crisis First Half 2015

$0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions) $1,822 $1,566 $2,156 $1,664 $1,195 $756 $795 $898 $1,231 $1,644 9 » Decline through 2010 was the result of the financial crisis

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Model Year 10 • 19% New • 81% Pre - owned • 42% Domestic • 58% Imports Primarily late model, pre - owned vehicles (1) Under the CPS programs for contracts purchased during the first six months of 2015.

11 » CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the credit spectrum (1) Under the CPS programs for contracts purchased during the first six months of 2015. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 13.2% $18,761 $88,515 9.6 597 4% Super Alpha 15.3% $19,341 $74,552 8. 2 578 12% Alpha Plus 17.7% $17,912 $61,840 7.0 571 16% Alpha 20.0% $16,770 $51,795 5.7 565 43% Standard 23.6% $13,867 $49,849 4.3 563 11% Mercury / Delta 24.0% $13,348 $45,247 4.3 557 9% First Time Buyer 23.6% $12,508 $38,745 2.8 576 5% 19.6% $16,237 $54,969 5.8 568 100%

12 » Yields and credit metrics are stronger today than at the end of the last cycle (1) (1) For new contracts purchased during the calendar quarter under the CPS programs. Averages are weighted by principal balance. (2) Contract APR as adjusted for fees charged (or paid) to dealer . (3) Wholesale loan - to - value ratio. Q2 2007 Q2 2008 Q2 2010 Q2 2011 Q2 2012 Q2 2013 Q2 2014 Q2 2015 New Contract Purchases ($ in mm) $337.6 $75.0 $26.7 $60.8 $137.9 $203.8 $211.4 $270.0 Avg. Yield (2) 18.7% 20.9% 24.6% 24.1% 22.8% 21.6% 20.6% 19.9% Avg. FICO 524 532 577 567 560 560 568 568 Avg. Original Term (months) 65 64 62 63 63 63 65 67 Avg. LTV (3) 116.3% 113.4% 113.0% 113.0% 112.9% 113.7% 113.1% 115.3%

• Average age 42 years • Average time in job 6 years • Average time in residence 7 years • Average credit history 12 years • Average household income $54,969 per year • Percentage of homeowners 26% Borrower : • Average amount financed $16,237 • Weighted average monthly payment $447 • Weighted average term 66 months • Weighted average APR 19.3% • Weighted average LTV 114.6% Contract: 13 (1) Under the CPS programs for contracts purchased during the first six months of 2015.

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Uses both criteria and proprietary scorecards in credit and pricing decisions » Pre - funding verification of employment, income and residency » Protects against potential fraud 14 Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date » Early stage workload supplemented by automated intelligent predictive dialer » Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

» $200 million in interim funding capacity through two credit facilities » $100 million with Fortress; revolves to April 2017, due in April 2019 » $100 million with Citibank; revolves to August 2016, due in August 2017 » Regular issuer of asset - backed securities, providing long - term matched funding » $9.9 billion in over 67 deals from 1994 through June 2015. » Have completed 17 senior subordinated securitizations since the beginning of 2011 » In June 2015 transaction, sold five tranches of rated bonds from triple “A” down to single “B” with a blended coupon of 3.17% » $11.3 million in residual interest financing, maturing in April 2018 » Total corporate debt of $15.0 million » $15.0 million of subordinated unsecured retail notes » $38.6 million senior secured debt prepaid without penalty in Q1 2014 15

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% Months Seasoned 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 16 » Average of quarterly vintage cumulative net losses as of June 30, 2015 » 2010 and later vintages in line or better than 2003 - 2005 vintages

($ in millions) June 30, 2015 December 31, 2014 December 31, 2013 December 31, 2012 Assets Cash 18.4$ 17.9$ 22.1$ 13.0$ Restricted cash 200.1 175.4 132.3 104.4 Finance receivables, net of allowance 1,710.3 1,534.5 1,115.4 744.8 Finance receivables, measured at fair value 0.3 1.7 14.5 59.7 Residual interest in securitizations - - 0.9 4.8 Deferred tax assets, net 42.2 42.9 59.2 75.6 Other assets 60.6 60.7 52.0 35.3 2,031.9$ 1,833.1$ 1,396.4$ 1,037.6$ Liabilities Accounts payable and accrued expenses 22.4$ 21.7$ 24.8$ 17.8$ Warehouse lines of credit 61.8 56.8 9.5 21.7 Debt secured by receivables measured at fair value - 1.3 13.1 57.1 Residual interest financing 11.3 12.3 19.1 13.8 Securitization trust debt 1,775.6 1,598.5 1,177.6 792.5 Senior secured debt, related party - - 38.6 50.1 Subordinated renewable notes 14.9 15.2 19.1 23.3 1,886.0 1,705.8 1,301.8 976.3 Shareholders' equity 145.9 127.3 94.6 61.3 2,031.9$ 1,833.1$ 1,396.4$ 1,037.6$ 17 (1) Numbers may not add due to rounding.

18 ($ in millions) June 30, 2015 June 30, 2014 December 31, 2014 December 31, 2013 December 31, 2012 Revenues . . . Interest income 84.9$ 68.2$ 286.7$ 231.3$ 175.3$ Servicing fees - 0.4 1.4 3.1 2.3 Other income 3.5 3.0 12.1 10.4 9.6 Gain on cancellation of debt - - - 11.0 - 88.4 71.6 300.2 255.8 187.2 Expenses Employee costs 13.1 11.8 50.1 43.0 35.6 General and administrative 10.7 10.0 39.3 32.7 29.5 Interest 13.7 11.9 50.4 58.2 79.4 Provision for credit losses 35.7 25.6 108.2 76.9 33.5 Provision for contingent liabilities - - - 7.8 - 73.2 59.3 248.0 218.6 178.0 Pretax income 15.2 12.3 52.2 37.2 9.2 Income tax expense (gain) 6.7 5.3 22.7 16.2 (60.2) Net income 8.5$ 7.0$ 29.5$ 21.0$ 69.4$ EPS (fully diluted) 0.27$ 0.22$ 0.92$ 0.67$ 2.72$ Years EndedThree Months Ended (1) Numbers may not add due to rounding.

19 (1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) June 30, 2015 June 30, 2014 December 31, 2014 December 31, 2013 December 31, 2012 Auto contract purchases 269.9$ 211.4$ 944.9$ 764.1$ 551.7$ Total managed portfolio 1,822.2$ 1,373.6$ 1,643.9$ 1,231.4$ 897.6$ Risk-adjusted margin (1) 39.0$ 34.0$ 141.6$ 109.8$ 74.3$ Core operating expenses (2) $ amount 23.8$ 21.7$ 89.4$ 75.7$ 65.1$ % of avg. managed portfolio 5.3% 6.5% 6.3% 7.0% 7.9% Pretax return on managed assets (3) 3.4% 3.7% 3.7% 3.4% 1.1% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 7.5% 6.2% 7.2% 6.9% 5.6% Annualized net charge-offs As a % of total owned portfolio 6.6% 5.0% 5.8% 4.7% 3.6% Three Months Ended Years Ended

» CPS has weathered two industry cycles to remain one of the few independent public auto finance companies » Fifteen consecutive quarters of improving profitability » Attractive industry fundamentals with fewer large competitors than last cycle » Credit performance of 2010 and later vintages in line or better than 2003 - 2005 vintages 20 » Growing portfolio enhances operating leverage through economies of scale » Opportunistic, successful acquisitions » Stable senior management team with significant equity ownership » Senior management, including vice presidents, average 18 years of service with CPS financing, and exposure to litigation . 22